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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):     May 31, 1995



                                SPORTS-TECH, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



    Nevada                                  0-16730                                88-0085608
 ------------                            -------------                          ----------------
 (State or other                          (Commission                           (IRS Employer
 jurisdiction of                          File Number)                          Identification
 incorporation)                                                                 Number)



                              400 Corporate Pointe
                                   Suite 780
                         Culver City, California 90230
                     --------------------------------------
                     Address of Principal Executive Offices



Registrant's telephone number, including area code:     310/342-2800

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                 On May 31, 1995, the Registrant completed a private, offshore sale of an aggregate of 1,655,036 shares of its common stock at a price of $.67 per share (total offering amount of $1,108,875).

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  June 8, 1995

                                        SPORTS-TECH, INC.



                                        BY:  /s/  E. WILLIAM SAVAGE
                                             ---------------------------------
                                             E. WILLIAM SAVAGE, PRESIDENT

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